UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
MORGAN STANLEY EASTERN EUROPE FUND, INC.
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS FUND, INC.
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
MORGAN STANLEY HIGH YIELD FUND, INC.
MORGAN STANLEY INDIA INVESTMENT FUND, INC.
THE LATIN AMERICAN DISCOVERY FUND, INC.
THE MALAYSIA FUND, INC.
THE THAI FUND, INC.
THE TURKISH INVESTMENT FUND, INC.

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ____________________________

(2)	Aggregate number of securities to which transaction applies: __________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: __________________________________

(5)	Total fee paid: ____________________________________________________________

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ____________________________________________________

(2)	Form, Schedule or Registration Statement No.: ____________________________________

(3)	Filing Party: ______________________________________________________________

(4)	Date Filed: ________________________________________________________________

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
MORGAN STANLEY EASTERN EUROPE FUND, INC.
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS FUND, INC.
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
MORGAN STANLEY HIGH YIELD FUND, INC.
MORGAN STANLEY INDIA INVESTMENT FUND, INC.
THE LATIN AMERICAN DISCOVERY FUND, INC.
THE MALAYSIA FUND, INC.
THE THAI FUND, INC.
THE TURKISH INVESTMENT FUND, INC.
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of each of the Funds listed above (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) will be held on Tuesday, June 20, 2006, at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, New York 10020 at the following times:

Conference Room 4
Morgan Stanley Asia-Pacific Fund, Inc. (‘‘APF’’)	8:00 a.m.
Morgan Stanley Emerging Markets Fund, Inc. (‘‘MSF’’)	8:00 a.m.
The Thai Fund, Inc. (‘‘TTF’’)	8:20 a.m.
The Malaysia Fund, Inc. (‘‘MF’’)	8:20 a.m.
The Latin American Discovery Fund, Inc. (‘‘LDF’’)	8:40 a.m.
Morgan Stanley High Yield Fund, Inc. (‘‘MSY’’)	9:00 a.m.
Conference Room 6
Morgan Stanley Emerging Markets Debt Fund, Inc. (‘‘MSD’’)	8:00 a.m.
Morgan Stanley Global Opportunity Bond Fund, Inc. (‘‘MGB’’)	8:00 a.m.
The Turkish Investment Fund, Inc. (‘‘TKF’’)	8:20 a.m.
Morgan Stanley Eastern Europe Fund, Inc. (‘‘RNE’’)	8:20 a.m.
Morgan Stanley India Investment Fund, Inc. (‘‘IIF’’)	8:40 a.m.

The Meetings are being held for the following purposes:

1.    To elect Directors of the Funds.

2.	To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only stockholders of record of a particular Fund at the close of business on April 26, 2006, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

MARY E. MULLIN Secretary

Dated: May 18, 2006

If you do not expect to attend the Meeting(s) for your Fund(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope or vote by telephone as indicated in each Fund’s Proxy Card. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing in your Proxy Card(s) or voting by telephone promptly.

MORGAN STANLEY ASIA-PACIFIC FUND, INC. (‘‘APF’’)
MORGAN STANLEY EASTERN EUROPE FUND, INC. (‘‘RNE’’)
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. (‘‘MSD’’)
MORGAN STANLEY EMERGING MARKETS FUND, INC. (‘‘MSF’’)
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC. (‘‘MGB’’)
MORGAN STANLEY HIGH YIELD FUND, INC. (‘‘MSY’’)
MORGAN STANLEY INDIA INVESTMENT FUND, INC. (‘‘IIF’’)
THE LATIN AMERICAN DISCOVERY FUND, INC. (‘‘LDF’’)
THE MALAYSIA FUND, INC. (‘‘MF’’)
THE THAI FUND, INC. (‘‘TTF’’)
THE TURKISH INVESTMENT FUND, INC. (‘‘TKF’’)
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

JOINT PROXY STATEMENT

This statement is furnished by the Board of Directors (each a ‘‘Board’’ and collectively, the ‘‘Boards’’) of each of the Funds listed above (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of each Fund (each a ‘‘Meeting’’ and collectively, the ‘‘Meetings’’) to be held on Tuesday, June 20, 2006, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Management Inc. (hereinafter ‘‘MSIM’’ or the ‘‘Adviser’’), 1221 Avenue of the Americas, 5th Floor, New York, New York 10020. It is expected that the Notice of Annual Meetings, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders on or about May 18, 2006. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice to the Secretary of the Fund or (ii) by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund.

The Board has fixed the close of business on April 26, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:

APF	35,538,259 shares
RNE	3,638,680 shares
MSD	22,046,681.483 shares
MSF	17,872,440 shares
MGB	4,200,155 shares
MSY	11,700,448 shares
IIF	19,891,346 shares
LDF	8,080,050 shares
MF	9,689,827 shares
TTF	13,282,573.485 shares
TKF	5,632,182 shares

The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective Fund, and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic or oral communications by regular employees of the Adviser. The solicitation of Proxy Cards is also expected to include communications by employees of Computershare Fund Services, Inc. (‘‘Computershare’’), a proxy solicitation firm expected to be engaged by the Funds to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $3,500, plus out-of-pocket expenses, per Fund.

Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2005 (October 31, 2005 for TKF) to any stockholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, c/o JPMorgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, by calling 1-800-221-6726 or by visiting the Adviser’s Internet website at www.morganstanley.com.

Morgan Stanley Investment Management Inc. serves as the Fund’s administrator. JPMorgan Investor Services Co. also provides administrative services to the Fund. The business address of JPMorgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108-2798.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shares of a Fund are entitled to one vote each at the respective Fund’s Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such stockholder is a beneficial owner. If the proposed election of Directors is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone as indicated in each Fund’s Proxy Card.

Only one Proxy Statement will be delivered to multiple stockholders sharing an address, unless a Fund has received contrary instructions. Each Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to a Fund that a stockholder wishes to receive separate copies in the future, should be made in writing to the respective Fund, c/o JPMorgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-221-6726. Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling 1-800-221-6726.

The Board of Directors of each Fund unanimously recommends that you vote ‘‘FOR’’ the election of the nominees as Directors as set forth in Proposal No. 1 of the Notice of Annual Meetings. Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

ELECTION OF DIRECTORS

(Proposal No. 1)

At the Meetings, stockholders will be asked to consider the election of Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the stockholders, for the election of:

(i)	Kathleen A. Dennis as a Class I Director for a term expiring in 2008; Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael F. Klein and W. Allen Reed as Class II Directors for a term expiring in 2009; and Frank L. Bowman as a Class III Director for a term expiring in 2007, for all Funds except for IIF; and

(ii)	Joseph J. Kearns and M.J. Marcel Vivian Descroizilles as Class III Directors for a term expiring in 2008 for IIF.

Pursuant to each Fund’s By-Laws, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. With respect to all Funds other than IIF, Class I currently consists of Joseph J. Kearns, Michael Nugent and Fergus Reid. Class II currently consists of Michael Bozic, Charles A. Fiumefreddo and Edwin J. Garn. Class III currently consists of Wayne E. Hedien, James F. Higgins and Dr. Manuel H. Johnson. Only the Directors in Class II are being considered for election at this Meeting with respect to all Funds other than IIF. With respect to IIF, Class I currently consists of Fergus Reid and Ronald E. Robison. Class II currently consists of Gaetan Bouic and Ravindranath Santosh Kumar Hazareesing. Class III currently consists of Joseph J. Kearns and M.J. Marcel Vivian Descroizilles. On April 25, 2006, Marie Joseph Raymond La Musse resigned from his position as a Class III director for IIF and, on that date, the Board elected Mr. Descroizilles as director. Only the Directors currently in Class III are being considered for election at this Meeting with respect to IIF.

Pursuant to each Fund’s By-Laws, each Director holds office until (i) the expiration of his or her term and until his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the Articles of Incorporation. Each officer of the Funds will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

Board Meetings and Committees

The Board of Directors of each Fund has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee provides assistance to the full Board of Directors with respect to the engagement of independent accountants and the qualifications, independence and performance of the independent accountants. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on each Fund’s financial operations. Each Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of each Fund other than IIF are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid. The members of IIF’s Audit Committee are currently Gaetan Bouic, Joseph J. Kearns, Ravindranath Santosh Kumar Hazareesing, M.J. Marcel Vivian Descroizilles and Fergus Reid. None of

the members of the Funds’ Audit Committees is an ‘‘interested person,’’ as defined under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of any of the Funds (with such disinterested Directors being ‘‘Independent Directors’’ or individually, an ‘‘Independent Director’’). Each Independent Director is also ‘‘independent’’ from each Fund as defined under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The current Chairman of the Audit Committee of all of the Funds other than IIF is Dr. Manuel H. Johnson. The current Chairman of the Audit Committee of IIF is Joseph J. Kearns. The Audit Committees of the Funds met seven times during the fiscal year ended December 31, 2005 (October 31, 2005 for TKF).

The Board of Directors of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on each Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises each Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to each Fund’s Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any committees of the Board and oversees periodic evaluations of the Fund’s Board and its committees. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Fund, which was attached to the proxy statement for the Funds distributed in 2004. The members of the Governance Committee of each Fund other than IIF are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The members of IIF’s Governance Committee are currently Gaetan Bouic, Joseph J. Kearns, M.J. Marcel Vivian Descroizilles and Fergus Reid, each of whom is an Independent Director. The current Chairman of each Governance Committee is Fergus Reid. Each Fund’s Governance Committee met two times during the fiscal year ended December 31, 2005 (October 31, 2005 for TKF).

None of the Funds has a separate nominating committee. While each Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid, for all Funds other than IIF and Gaetan Bouic, Joseph J. Kearns, Ravindranath Santosh Kumar Hazareesing, M.J. Marcel Vivian Descroizilles and Fergus Reid for IIF) participates in the election and nomination of candidates for election as Independent Directors for the respective Funds for which the Independent Director serves. Persons recommended by each Fund’s Governance Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under ‘‘Stockholder Communications.’’

There were 14 meetings of the Board of Directors of each Fund (other than IIF and TKF) held during the fiscal year ended December 31, 2005. The Board of Directors of IIF met six times during the fiscal year ended December 31, 2005. The Board of Directors of TKF met 13 times during the fiscal year ended October 31, 2005. The Independent Directors of each of the Funds (other than IIF) also met three times during that fiscal year, in addition to the meetings of the full Boards.

For the 2005 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, held during the time such Director was a member of the Board. For annual stockholder meetings, Directors may, but are not required, to attend the meetings; and for each Fund’s last annual stockholder meeting, none of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to each Fund’s Board of Directors. Stockholders should send communications intended for each Fund’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director below. Other stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management’s discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, Proxy Cards will be voted for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

Certain information regarding the Directors of the Funds and nominees for election as Directors is set forth below:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Nominee for Director
Charles A. Fiumefreddo†* (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Class II Director and Chairman of the Board of each of the Funds (except IIF)	Since 2003	Chairman and Director or Trustee of the funds advised by Morgan Stanley Investment Advisors Inc. (the “Retail Funds”) (since July 1991) and various U.S. registered investment companies managed by the Adviser (the “Institutional Funds”) (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.
Interested Incumbent Directors
James F. Higgins* (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Class III Director of each of the Funds (except IIF)	Since 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

†	Nominee for election as a Director of one or more Funds at the Meetings.

*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary. Mr. Robison is a Managing Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley.

**	Each class of Directors has a term of office of three years.

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Incumbent Directors
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, New York 10020	Class I Director of IIF only	Since 2001	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.	1	None.

†	Nominee for election as a Director of one or more Funds at the Meetings.

*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary. Mr. Robison is a Managing Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley.

**	Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Nominees for Director
Frank L. Bowman† (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Nominee for Director of each of the Funds (except IIF)	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996 to 2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis† (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Nominee for Director of each of the Funds (except IIF)	N/A	President, Cedarwood Associates (mutual fund consulting) (since 2006); Senior Managing Director of Victory Capital Management (1993 to 2006).	187	None.

†	Nominee for election as a Director of one or more Funds at the Meetings.

*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary. Mr. Robison is a Managing Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley.

**	Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Nominees for Director
Michael F. Klein† (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Nominee for Director of each of the Funds (except IIF)	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998 to March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997 to December 1999).	187	None.
W. Allen Reed† (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Nominee for Director of each of the Funds (except IIF)	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 to December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.

†	Nominee for election as a Director of one or more Funds at the Meetings.

*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary. Mr. Robison is a Managing Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley.

**	Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Directors
Gaetan Bouic (70) Les Jamalacs Building 2nd Floor Vieux Conseil Street Port Louis, Mauritius	Class II Director of IIF only	Since 2001	Finance Manager of United Basalt Products Ltd. (manufacturing company).	1	Mauritius Venture Capital Fund Ltd.; Swiss Technology Venture Capital Fund (Private) Ltd.; CDC Financial Services (Mauritius) Ltd.; Standard Bank Trust Company (Mauritius) Ltd.; Harel Mallac & Co., Ltd. (manufacturing company); and Harel Freres Ltd. (manufacturing company).
Michael Bozic† (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director of each of the Funds (except IIF)	Since 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998 to October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 to November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 to July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 to 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

†	Nominee for election as a Director of one or more Funds at the Meetings.

*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary. Mr. Robison is a Managing Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley.

**	Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Directors
M.J. Marcel Vivian Descroizilles*** (71) 10, Frère Félix de Valois Street Port Louis, Mauritius	Class III Director of IIF only	Since 2006	Consultant, Total Outre Mer SA Paris; formerly Finance Manager, Marketing Manager and Senior Internal Auditor for the Royal Dutch Shell Group of Companies (oil company)(1976 to 1996).	1	None.
Edwin J. Garn† (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Class II Director of each of the Funds (except IIF)	Since 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000 to 2004); United States Senator (R-Utah) (1974 to 1992) and Chairman, Senate Banking Committee (1980 to 1986), Mayor of Salt Lake City, Utah (1971 to 1974), Astronaut, Space Shuttle Discovery (April 12 to 19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Ravindranath Santosh Kumar Hazareesing (56) Morcellement St Andrews – Rose Hill, Mauritius	Class II Director of IIF only	Since 2003	Self-employed Management Consultant.	1	None.

†	Nominee for election as a Director of one or more Funds at the Meetings.

*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary. Mr. Robison is a Managing Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley.

**	Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Directors
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class III Director of each of the Funds (except IIF)	Since 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966 to 1994), most recently as Chairman of The Allstate Corporation (March 1993 to December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989 to December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Class III Director of each of the Funds (except IIF)	Since 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

†	Nominee for election as a Director of one or more Funds at the Meetings.

*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary. Mr. Robison is a Managing Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley.

**	Each class of Directors has a term of office of three years.

***	Nominee for election as a Director of IIF only.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Directors
Joseph J. Kearns*** (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, California 90265	Class I Director of each of the Funds (except IIF) since 2001; Class III Director of IIF	Since 2001	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 to July 2003); formerly Chief Financial Officer of the J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.
Michael Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, New York 10022	Class I Director of each of the Funds (except IIF)	Since 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984 to 1988).	187	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, New York 12564	Class I Director of each of the Funds	Since 2000	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

†	Nominee for election as a Director of one or more Funds at the Meetings.

*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary. Mr. Robison is a Managing Director of Morgan Stanley & Co. Incorporated, the Adviser and Morgan Stanley.

**	Each class of Directors has a term of office of three years.

***	Nominee for election as a Director of IIF only.

No director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Certain information regarding the officers of the Funds is set forth below:

Name, Address and Age	Position(s) Held with the Funds, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, New York 10020	President of the Funds since 2005 and Principal Executive Officer of the Funds since 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc. and various entities affiliated with the Morgan Stanley Investment Advisors Inc.; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President of the Funds since 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, New York 10020	Vice President of the Funds since 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, New York 10020	Vice President of the Funds since 2003	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of Morgan Stanley Investment Advisors, Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Secretary and General Counsel of the Retail Funds.

*	‘‘Interested person’’ of the Funds within the meaning of the 1940 Act. Messrs. Robison, Germany, Shea, Fink, Otto and Garrett, and Ms. Doberman, Chang Yu and Mullin are officers of the Adviser.

Name, Address and Age	Position(s) Held with the Funds, and Length of Time Served	Principal Occupation(s) During Past Five Years
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, New York 10020	Vice President of the Funds since 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto* (42) 1221 Avenue of the Americas New York, New York 10020	Chief Compliance Officer of the Funds since 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu * (39) 1221 Avenue of the Americas New York, New York 10020	Vice President of the Funds since 2001	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with Morgan Stanley Investment Advisors Inc.
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, New York 10020	Secretary of the Funds since 1999	Executive Director of Morgan Stanley Investment Advisors Inc and various entities affiliated with Morgan Stanley Investment Advisors Inc; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James E. Garrett* (36) 1221 Avenue of the Americas New York, NY 10020	Treasurer of the Funds since 2002 and Chief Financial Officer of the Funds since 2003	Head of Global Fund Administration of Morgan Stanley Investment Management; Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since February 2002) and Chief Financial Officer (since July 2003) of the Institutional Funds.
Michael Leary (38) JPMorgan Investor Services Co. 73 Tremont Street Boston, Massachusetts 02108	Assistant Treasurer of the Funds since 2003	Assistant Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.

*	‘‘Interested person’’ of the Funds within the meaning of the 1940 Act. Messrs. Robison, Germany, Shea, Fink, Otto and Garrett, and Ms. Doberman, Chang Yu and Mullin are officers of the Adviser.

The table set forth on the following page includes information regarding the dollar ranges of beneficial ownership of shares in each Fund and in certain registered investment companies, including the Funds, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Directors of the Funds and each nominee for election as a Director, as of March 31, 2006. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the relevant Fund’s shares as of March 31, 2006.

Dollar Range of Equity Securities in the Funds

Name of Directors	APF	RNE	MSD	MGB	MSY	LDF	TTF	TKF	MF	MSF	IIF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Interested Director
Fiumefreddo	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Higgins	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Robison	None	None	None	None	None	None	None	None	None	None	None
Independent Director
Bouic	None	None	None	None	None	None	None	None	None	None	None	None
Bowman	None	None	None	None	None	None	None	None	None	None	None	None
Bozic	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Dennis	None	None	None	None	None	None	None	None	None	None	None	None
Descroizilles	None	None	None	None	None	None	None	None	None	None	None	None
Garn	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Hazareesing	None	None	None	None	None	None	None	None	None	None	None	None
Hedien	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Johnson	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Kearns(1)	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Klein	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Nugent	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Reed	None	None	None	None	None	None	None	None	None	None	None	None
Reid(1)	$10,001- $50,000	None	None	None	None	None	None	None	None	$10,001- $50,000	over $100,000	over $100,000

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964 and $800,512, respectively, pursuant to the deferred compensation plan.

Compensation of Directors and Officers

Each Independent Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Director received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Director received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year, so that an Independent Director who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee of each Fund receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

Each Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Funds who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Director.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of each Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation (the ‘‘Prior DC Plan’’), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth on the following page is a table showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director by all of the funds and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the ‘‘Fund Complex’’) for their services as Directors of such investment companies. In all cases, there were no pension or retirement benefits accrued as part of any fund’s expenses. The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors during such fiscal year.

Name of Directors	APF	RNE	MSD	MSF	MGB	MSY	IIF	LDF	MF	TTF	TKF	Total Compensation from Funds and Fund Complex Paid to Directors(2) (3)
Interested Director
Fiumefreddo(1)	$1,253	$283	$561	$878	$81	$195	—	$479	$137	$269	$192		$360,000
Higgins(1)	—	—	—	—	—	—	—	—	—	—	—		$0
Robison(1)	—	—	—	—	—	—	—	—	—	—	—		$0
Independent Director
Bouic	—	—	—	—	—	—	$9,125	—	—	—	—	$
Bozic(4)	$630	$135	$268	$442	$38	$93	—	$229	$65	$128	$92		$180,000
Garn(4)	$623	$135	$268	$436	$38	$93	—	$229	$65	$128	$92		$178,000
Hazareesing	—	—	—	—	—	—	$9,875	—	—	—	—	$
Hedien(4)	$630	$135	$268	$442	$38	$93	—	$229	$65	$128	$92		$180,000
Johnson(4)	$839	$182	$361	$588	$52	$125	—	$309	$88	$173	$124		$240,000
Kearns(3)	$739	$167	$365	$483	$48	$115	$5,000	$282	$81	$158	$113		$217,000
Nugent(4)	$735	$159	$314	$515	$45	$109	—	$269	$77	$151	$108		$210,000
Reid(3)	$735	$159	$314	$515	$45	$109	$5,000	$269	$77	$151	$108		$215,000

(1)	Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds.

(2)	Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Funds, which are part of the Fund Complex.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Messrs. Bozic, Garn, Hedien, Johnson and Nugent are participants in a retirement program adopted by certain of the Retail Funds (the ‘‘Adopting Funds’’) pursuant to which they are entitled to retirement payments upon reaching the eligible retirement age. Annual payments are based on their lengths of service. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund’s By-Laws, except for TTF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

The Board of Directors of each Fund recommends that you vote ‘‘FOR’’ the election of the nominees as Directors for that Fund set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding shares at April 26, 2006. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
APF	Wachovia Corporation One Wachovia Center Charlotte, North Carolina 28288-0137	2,968,316 shares with sole voting power and 2,993,961 shares with sole dispositive power[1]	8.63%
	Yale University Investments Office 230 Prospect Street New Haven, Connecticut 06511-2107	3,006,755 shares with sole voting power and sole dispositive power[2]	8.30%
IIF	Morgan Stanley Asset Management Inc. 1221 Avenue of the Americas New York, New York 10020	1,879,306 shares with shared dispositive power[3]	5.26%
	Morgan Stanley Group Inc. 1585 Broadway New York, New York 10036	325,718 shares with shared voting power and 2,289,424 shares with shared dispositive power[4]	6.41%
LDF	City of London Investment Group PLC 10 Eastcheap London EC3M 1LX England	404,457 shares with sole voting power and sole dispositive power[5]	5.00%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	789,770 shares with sole voting power and sole dispositive power[6]	8.78%
MSD	Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036	1,163,722 shares with shared voting power and shared dispositive power[7]	5.40%
	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	1,323,204 shares with shared voting power and shared dispositive power[8]	6.0%
	Morgan Stanley Group Inc. 1585 Broadway New York, New York 10036	1,178,988 shares with shared voting power and 1,824,162 shares with shared dispositive power[9]	8.47%
MSF	Morgan Stanley 1585 Broadway New York, New York 10036	504,154 shares with shared voting power and 1,111,320 shares with shared dispositive power[10]	5.18%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10020	2,633,261 shares with sole voting power and sole dispositive power[11]	14.72%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
MSY	Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036	479,300 shares with shared voting power and shared dispositive power[12]	5.48%
	Morgan Stanley Group Inc. 1585 Broadway New York, New York 10036	481,300 shares with shared voting power and 659,000 shares with shared dispositive power[13]	7.54%
	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	1,180,743 shares with shared voting power and shared dispositive power[14]	10.1%
RNE	Bank Morgan Stanley AG Bahnhofstrasse 92/3rd Floor CH-8023 Zurich Switzerland	277,030 shares with shared voting power and shared dispositive power[15]	5.2%
	Williams, Jones & Associates, Inc. 717 Fifth Avenue New York, New York 10022	3,586,000 shares with sole voting power and sole dispositive power[16]	5.09%
TKF	The United Nations Joint Staff Pension Fund United Nations, New York 10017	650,000 shares with shared voting power and shared dispositive power[17]	9.23%
TTF	Newsgate LLP One Sound Shore Drive Greenwich, Connecticut 06830	1,548,267 shares with sole voting power and sole dispositive power[18]	11.7%

1	Based on a Schedule 13G filed with the Commission on February 13, 2006.

2	Based on a Schedule 13G/A filed with the Commission on January 24, 2003.

3	Based on a Schedule 13G filed with the Commission on February 14, 1997.

4	Based on a Schedule 13G filed with the Commission on February 14, 1997.

5	Based on a Schedule 13G filed with the Commission on February 6, 2006.

6	Based on a Schedule 13G/A filed with the Commission on February 3, 2006.

7	Based on a Schedule 13G/A filed with the Commission on February 7, 1997.

8	Based on a Schedule 13G filed with the Commission on February 9, 2006.

9	Based on a Schedule 13G/A filed with the Commission on February 7, 1997.

10	Based on a Schedule 13G/A filed with the Commission on February 5, 1999.

11	Based on a Schedule 13G/A filed with the Commission on February 3, 2005.

12	Based on a Schedule 13G/A filed with the Commission on February 7, 1997.

13	Based on a Schedule 13G/A filed with the Commission on February 7, 1997.

14	Based on a Schedule 13G filed with the Commission on June 10, 2005.

15	Based on a Schedule 13G/A filed with the Commission on May 30, 1997.

16	Based on a Schedule 13G filed with the Commission on July 1, 2005.

17	Fiduciary Trust Company International shares voting and dispositive power with respect to 650,000 shares with its client, The United Nations Joint Staff Pension Fund. Based on a Schedule 13G/A filed with the Commission on February 3, 1997.

18	Based on a Schedule 13G filed with the Commission on January 27, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’) requires that each Fund’s executive officers and directors, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee (all Funds except IIF)

At a meeting held on February 6, 2006, the Board of Directors of each Fund, including a majority of the Directors who are not ‘‘interested persons,’’ as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2005 (October 31, 2005 for TKF). Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Each Fund’s financial statements for the fiscal year ended December 31, 2005 (October 31, 2005 for TKF) were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2005 (October 31, 2005 for TKF) be included in the Fund’s most recent annual report to shareholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Dr. Manuel H. Johnson, Chairman of the Audit Committee
Joseph J. Kearns, Vice Chairman of the Audit Committee
Fergus Reid, Member of the Audit Committee
Michael Bozic, Member of the Audit Committee
Edwin J. Garn, Member of the Audit Committee
Wayne E. Hedien, Member of the Audit Committee

Report of the Audit Committee of IIF only

At a meeting held on February 6, 2006, the Board of Directors of the Fund, including a majority of the Directors who are not ‘‘interested persons,’’ as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2005. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund’s financial statements for the fiscal year ended December 31, 2005 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2005 be included in the Fund’s most recent annual report to shareholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Joseph J. Kearns, Chairman of the Audit Committee
Gaetan Bouic, Member of the Audit Committee
Ravindranath Santosh Kumar Hazareesing, Member of the
Audit Committee
Fergus Reid, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Fund’s financial statements for the fiscal years ended December 31, 2005 and 2004 (October 31, 2005 and 2004 for TKF) are set forth below:

	2005	2004
APF	$60,753	$57,860
RNE	$70,970	$67,590
MSD	$76,650	$73,000
MSF	$98,679	$93,980
MGB	$49,854	$47,480
MSY	$49,403	$47,050
IIF	$109,589	$104,370
LDF	$70,970	$67,590
MF	$38,042	$36,230
TTF	$38,042	$36,230
TKF	$43,722	$41,640

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of a Fund’s financial statements for the fiscal years ended December 31, 2005 and 2004 (October 31, 2005 and 2004 for TKF), except for APF which paid audit-related fees in the amount of $8,000 and $7,500, respectively, for the translation of financial statements for certain foreign regulatory filing requirements.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended December 31, 2005 and 2004 (October 31, 2005 and 2004 for TKF) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2005	2004
APF	$2,835	$2,700
RNE	$2,835	$2,700
MSD	$2,835	$2,700
MSF	$3,518	$3,350
MGB	$3,518	$3,350
MSY	$2,835	$2,700
IIF	$2,835	$2,700
LDF	$2,835	$2,700
MF	$2,835	$2,700
TTF	$2,835	$2,700
TKF	$2,835	$2,700

All Other Fees

There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for each Fund for the fiscal years ended December 31, 2005 and 2004 (October 31, 2005 and 2004 for TKF).

Audit Committee Pre-approval

Each Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed each of the Funds’ fees for the fiscal year ended December 31, 2005 (October 31, 2005 for TKF) were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser for the fiscal years ended December 31, 2005 and 2004 amounted to $1,244,067 and $276,814, respectively. Such services for the 2005 and 2004 fiscal years included: (i) audit-related fees of $235,000 and $115,000, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $1,009,067 and $161,814, respectively, related to services such as performance attestation.

The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and the representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

A stockholder’s proposal intended to be presented at a Fund’s Annual Meeting of Stockholders in 2007 must be received by such Fund on or before January 19, 2007 in order to be included in the Fund’s proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund’s Annual Meeting of Stockholders in 2007, without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 22, 2007 and not later than April 21, 2007, in the manner and form required by that Fund’s By-Laws. Each Fund will furnish, without charge, a copy of its By-Laws to any stockholder of such Fund requesting such By-Laws. Requests for a Fund’s By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

MARY E. MULLIN Secretary

Dated: May 18, 2006

Stockholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Fund and return it in the enclosed envelope. No postage is required if mailed in the United States.

PROXY CARD

MORGAN STANLEY ASIA-PACIFIC FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
MORGAN STANLEY ASIA-PACIFIC FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                          Date:                      Signature of Stockholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY EASTERN EUROPE FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
MORGAN STANLEY EASTERN EUROPE FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                          Date:                      Signature of Stockholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                          Date:                      Signature of Stockholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY EMERGING MARKETS FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
MORGAN STANLEY EMERGING MARKETS FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                          Date:                      Signature of Stockholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                              Date:                       Signature of Stockholder:                                       Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY HIGH YIELD FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
MORGAN STANLEY HIGH YIELD FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                              Date:                      Signature of Stockholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
MORGAN STANLEY INDIA INVESTMENT FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES
FOR ALL NOMINEES	Joseph J. Kearns
M.J. Marcel Vivian Descroizilles
WITHHOLD AUTHORITY FOR ALL NOMINEES
FOR ALL EXCEPT (See instructions below)
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                              Date:                      Signature of Stockholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

THE LATIN AMERICAN DISCOVERY FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
THE LATIN AMERICAN DISCOVERY FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                              Date:                      Signature of Stockholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

THE MALAYSIA FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
THE MALAYSIA FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                              Date:                       Signature of Stockholder:                                       Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD
THE THAI FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
THE THAI FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:   ____________   Date:   ________   Signature of Stockholder:   ____________   Date:   ______________

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

PROXY CARD

THE TURKISH INVESTMENT FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 26, 2006 at the Annual Meeting of Stockholders to be held on June 20, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
THE TURKISH INVESTMENT FUND, INC.

June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your Proxy Card in the envelope provided as soon as possible. — OR-

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or ‘‘Company number’’) and Proxy Card available when you call.

Company Number Account Number

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.    Election of the following nominees as Directors:

NOMINEES:
FOR ALL NOMINEES	Frank L. Bowman
Michael Bozic
WITHHOLD AUTHORITY	Kathleen A. Dennis
FOR ALL NOMINEES	Charles A. Fiumefreddo
Edwin J. Garn
FOR ALL EXCEPT	Michael F. Klein
(See instructions below)	W. Allen Reed
INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here:

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder:                                          Date:                      Signature of Stockholder:                                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.